UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Teradyne, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TERADYNE, INC. 2026 Annual Meeting Vote by May 7, 2026 11:59 PM ET logo TERADYNE, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 V85890-P45778 TERADYNE, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 You invested in TERADYNE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 8, 2026. Get informed before you vote View the Notice and Proxy Statement, Shareholder Letter and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 8, 2026 10:00 AM, ET Teradyne, Inc. 600 Riverpark Drive North Reading, MA 01864*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the nine nominees named in the accompanying proxy statement to the Board of Directors to serve as directors for a one-year term: Nominees: 1a.Drew Henry For 1b. Peter Herweck For 1c. Mercedes Johnson For 1d. Ernest E. Maddock For 1e.Marilyn Matz For 1f. Necip Sayiner For 1g.Gregory S. Smith For 1h. Paul J. Tufano For 1i. Bridget van Kralingen For 2. To approve, on a non-binding, advisory basis, the 2025 compensation of the Company’s named executive officers. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.For